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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2009
                                                           -------------

                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Tennessee                   0-50347               45-0508261
           ---------                   ---------             ----------
(State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)               File Number)         Identification No.)

         120 Evans Avenue, Morristown, Tennessee                37814
         ---------------------------------------                -----
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS
              ------------

         Jefferson Bancshares, Inc. (the "Company"), the holding company for Jefferson Federal Bank (the "Bank"), recently received final appraisals for seven branch offices acquired in connection with the Company's acquisition of State of Franklin Bancshares, Inc. and State of Franklin Savings Bank on October 31, 2008. The appraisals have resulted in an increase of $5.5 million to the provisional carrying values of these assets as previously recorded as of the date of the acquisition. This increase in carrying value was offset by a reduction of $3.5 million in the carrying amount of goodwill and the establishment of a $2.0 million deferred tax liability. These adjustments, applied retrospectively for the periods ended March 31, 2009 and December 31, 2008, increased the Bank's capital ratios at March 31, 2009 and December 31, 2008 as follows:

                                                  Previously
                                                   Reported          Amended
                                                    Ratio             Ratio
                                               ---------------    --------------
           MARCH 2009

           Tier 1 leverage ratio                     6.74%             7.56%
           Tier 1 risk-based capital ratio           8.19%             9.13%
           Total risk-based capital ratio            9.14%            10.07%


                                                  Previously
                                                   Reported          Amended
                                                    Ratio             Ratio
                                               ---------------    --------------

           DECEMBER 2008

           Tier 1 leverage ratio                     6.48%             7.31%
           Tier 1 risk-based capital ratio           8.16%             9.18%
           Total risk-based capital ratio            9.00%            10.01%


         Because of the increases in the Bank's total risk-based capital ratio, the Bank was considered "well capitalized" under the regulatory framework for prompt corrective action at March 31, 2009 and December 31, 2008. Accordingly, the Bank may, without applying for a waiver from the Federal Deposit Insurance Corporation (the "FDIC"), obtain additional brokered deposits, roll over existing brokered deposits or offer rates of interest which are more than 75 basis points higher than the prevailing rates of interest offered on deposits by other insured depository institutions in its normal market area or a national rate specified in the FDIC's regulations. The Bank has filed amended Call Reports with the FDIC for the periods ended March 31, 2009 and December 31, 2008 reflecting these adjustments.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JEFFERSON BANCSHARES, INC.


Dated: June 17, 2009                   By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and
                                            Chief Executive Officer